Filed pursuant to Rule 497(b)
Registration File No. 333-31247

SUPPLEMENTAL INFORMATION MEMORANDUM
FOR THE NETHERLANDS

Units issued in respect of

DIAMONDS®

DIAMONDS TRUST, SERIES 1
(A Unit Investment Trust organised in the United States)

This supplemental information memorandum (‘‘Supplemental Information Memorandum’’) dated July 1, 2006 incorporates the attached prospectus dated February 28, 2006 (‘‘Prospectus’’ and, together with this Supplemental Information Memorandum, ‘‘Introduction Memorandum’’(1)) issued by the DIAMONDS Trust, Series 1 (‘‘Trust’’). Terms defined in the Prospectus shall have the same meaning when used in this Supplemental Information Memorandum.

The Introduction Memorandum constitutes an offering in the Netherlands only. The Introduction Memorandum does not constitute an offer of, nor an invitation by or on behalf of the Trust to purchase any DIAMONDS, and may not be used for or in connection with any offer to, or solicitation by, anyone in any other jurisdiction or in any circumstance in which such offer or solicitation is not authorized by the Trust or is unlawful. No action is being taken to permit an offering of DIAMONDS or the distribution of the Introduction Memorandum in any jurisdiction where such action is required.

DIAMONDS are listed on Euronext Amsterdam N.V.'s Eurolist by Euronext (‘‘Euronext Amsterdam’’). Trading of DIAMONDS takes place within the NextTrack Segment. This Supplemental Information Memorandum contains additional information as required by the Autoriteit Financiële Markten (‘‘AFM’’).

(1)	The Introduction Memorandum constitutes a prospectus for the Dutch market as required by the Autoriteit Financiële Markten.

Prospectus

DIAMONDS® TRUST, SERIES 1

(A Unit Investment Trust)

•	DIAMONDS Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the Dow Jones Industrial Average.
•	DIAMONDS Trust holds all of the Dow Jones Industrial Average stocks.
•	Each DIAMONDS unit represents an undivided ownership interest in the DIAMONDS Trust.
•	The DIAMONDS Trust issues and redeems DIAMONDS units only in multiples of 50,000 DIAMONDS in exchange for Dow Jones Industrial Average stocks and cash.
•	Individual DIAMONDS units trade on the American Stock Exchange like any other equity security.
•	Minimum trading unit: 1 DIAMONDS unit.

SPONSOR: PDR SERVICES LLC
(Solely Owned by American Stock Exchange LLC)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated February 28, 2006

COPYRIGHT 2006 PDR Services LLC

DIAMONDS
BY

DIAMONDS TRUST, SERIES 1

SUPPLEMENTAL INFORMATION MEMORANDUM
FOR THE NETHERLANDS

‘‘Dow Jones Industrial AverageSM’’, ‘‘DJIA®’’, ‘‘Dow Jones®’’, ‘‘The Dow®’’ and ‘‘DIAMONDS®’’ are trademarks and service marks of Dow Jones & Company, Inc. (‘‘Dow Jones’’) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a ‘‘License Agreement’’ with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and the American Stock Exchange LLC pursuant to separate ‘‘Sublicenses.’’ DIAMONDS are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS TRUST, SERIES 1

The Trust is a unit investment trust organised in the United States (‘‘US’’) that issues securities called ‘‘DIAMONDS’’, which represent an undivided ownership interest in the portfolio of stocks held by the Trust. The portfolio consists of all of the component common stocks which comprise the Dow Jones Industrial Average (‘‘DJIA’’).

Only PDR Services LLC, the sponsor of the Trust (‘‘Sponsor’’), accepts full responsibility for the accuracy of information contained in the Introduction Memorandum other than that given in the Prospectus under the heading ‘‘Report of Independent Registered Public Accounting Firm,’’ and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief, there are no other facts the omission of which would make any statement in the Introduction Memorandum misleading.

The Trust is governed by the Standard Terms and Conditions of Trust and Trust Indenture (collectively, the ‘‘Trust Agreement’’) between State Street Bank and Trust Company, the trustee of the Trust (‘‘Trustee’’), and the Sponsor dated as of January 1, 1998 and effective as of January 13, 1998. Terms defined in the Trust Agreement shall have the same meaning when used in this Supplemental Information Memorandum.

All orders to buy and sell DIAMONDS trading on Euronext Amsterdam will be made in US dollars ($). The primary trading markets for the securities held by the Trust and the securities in the DJIA are the New York Stock Exchange and the Nasdaq Stock Market where the securities trade in US dollars. Certain of the securities in the DJIA may trade in euro on various European markets and in other currencies on other national markets.

The American Stock Exchange LLC (‘‘Amex’’), the New York Stock Exchange and the Nasdaq Stock Market are in New York, NY, US, in the US Eastern Time Zone, and have regular trading hours between 9:30 a.m. and 4:00 p.m. Regular trading for DIAMONDS ends at 4:15 p.m. on the Amex (‘‘New York Trading Hours’’). Investors should be aware that Netherlands time is generally six hours ahead of US Eastern Standard time. Trading on Euronext Amsterdam currently occurs between the hours of 9:00 a.m. and 5:30 p.m. in the Netherlands. Therefore, trading in DIAMONDS on Euronext Amsterdam will begin before US markets open and end before regular trading concludes in the US. Also, the securities markets in the Netherlands and the US will be closed on certain national holidays in each country, so there will be days when DIAMONDS can trade on Euronext Amsterdam but not in the US, and vice versa.

On behalf of the Sponsor, the Amex makes available every 15 seconds throughout the trading day at the Amex a number representing the intraday indicative value (‘‘IIV’’) for a DIAMONDS unit. The IIV represents, on a per DIAMONDS unit basis, the sum of an amount equal, on a per Creation Unit basis, to the dividends on the securities held in the Trust's portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period, effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit).(2)

During trading hours on Euronext Amsterdam, Euronext N.V. will calculate and publish throughout its trading day an intraday figure in US dollars for a DIAMONDS unit called the indicative net asset value (‘‘INAV’’).(3) The INAV for a DIAMONDS unit will be based on the market price of the active futures contract of the DJIA as negotiated on GLOBEX®. Euronext Amsterdam N.V. will release any changes in the calculation method for the INAV.

Because Euronext N.V. uses a different methodology and different data to calculate the INAV than that used to calculate the IIV published by the Amex, the INAV and the IIV may not be the same. Investors interested in creating or redeeming DIAMONDS or purchasing or selling DIAMONDS in the secondary market should not rely solely on the INAV or IIV in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the Index, the Index Securities and financial instruments based on the Index).

The Trust issues and redeems DIAMONDS in the US and only in multiples of 50,000 DIAMONDS in exchange for the specified portfolio of Dow Jones Industrial Average stocks and cash. Individual DIAMONDS trade in the secondary market on Euronext Amsterdam in round lots of 1DIAMONDS unit. DIAMONDS listed on Euronext Amsterdam can only be transferred through the giro-based securities system of Euroclear Netherlands. No separate share certificates representing one or more DIAMONDS unit will be issued. The Trust is independent of all secondary market activities occurring on Euronext Amsterdam and does not make a market in DIAMONDS either

(2)	The Amex makes every effort to ensure the accuracy of the IIV. However, it should be noted that the IIV is derived from external sources. The Amex accepts no explicit or implicit liability for the accuracy, completeness or updating of the IIV, or for the value thereof. The inability of the Amex to provide the IIV will not in itself result in a halt in the trading of DIAMONDS on the Amex.

(3)	Euronext N.V. makes every effort to ensure the accuracy of the INAV. However, it should be noted that the INAV is derived from external sources. Euronext N.V. accepts no explicit or implicit liability for the accuracy, completeness or updating of the INAV, or for the value thereof. The inability of Euronext N.V. to provide the INAV will not itself result in a halt in the trading of DIAMONDS on Euronext Amsterdam. The Sponsor is not responsible for the calculation of the INAV and accepts no explicit or implicit liability for the accuracy or completeness of the INAV, or of the value thereof.

directly or through an intermediary. Investors purchasing or selling DIAMONDS on Euronext Amsterdam will do so at market prices and will pay ordinary commissions and other usual charges for their trades in DIAMONDS to their brokers.

The Trust is registered as a unit investment trust under the US Investment Company Act of 1940, as amended, and DIAMONDS are registered under the US Securities Act of 1933, as amended, with the US Securities and Exchange Commission (‘‘SEC’’). Regulatory oversight of the Trust is primarily the province of the SEC.

The Trust is exempt from the requirement to obtain a license pursuant to section 17c of the Netherlands Act on the Supervision of Collective Investment Schemes (Wet toezicht beleggingsinstellingen) on the understanding that the supervision of the Trust performed by the SEC is adequate.

The Sponsor, as legal representative of the Trust, may discontinue the listing of DIAMONDS on Euronext Amsterdam and request the AFM to terminate the registration in the Netherlands if the Sponsor determines that to do so is in the best interest of the Trust and the investors, which determination the Sponsor will make in its sole discretion. In that event, delisting of DIAMONDS in the Netherlands will take effect as of the close of business on the fifth (5th) business day after public notice by Euronext Amsterdam N.V. of having received an application for discontinuation of the listing of DIAMONDS, provided DIAMONDS are listed on another stock exchange on the day of delisting on Euronext Amsterdam. The AFM will terminate the Trust's registration as soon as practicable following the delisting of DIAMONDS on Euronext Amsterdam. The decision to delist from Euronext Amsterdam and the request to the AFM to terminate the registration will be announced through an advertisement in a national newspaper in the Netherlands and the Euronext Amsterdam Daily Official List (Officiële Prijscourant). After the DIAMONDS are delisted from Euronext Amsterdam, investors may be able to trade DIAMONDS on other markets. Higher brokerage fees may apply for trades of DIAMONDS on other markets.

If the Trust were to terminate in accordance with the terms of the Trust Agreement, investors would be notified at least 20 days prior to such termination, as described in the Prospectus. In the case of termination of the Trust, DIAMONDS shall similarly be delisted and the registration of the Trust in the Netherlands shall be terminated.

Any change in the investment policy of the Trust, and any change in the conditions of the Trust, whereby any right or security of the investors is to be reduced or any burden is to be imposed on them, can only enter into force three months after notice of such charge has been given and within this period investors are allowed to redeem their DIAMONDS under the usual conditions, as described in the Prospectus. Notice of a proposal to make any such change, as well as notice that such change has been made, will be published in a newspaper of wide circulation in the Netherlands and on SNS Securities N.V. website at www.snssecurities.nl/diamonds, together with a brief description of such change.

In the event a meeting of the holders of DIAMONDS is convened, an advertisement giving notice of the meeting will be published in a national newspaper of wide circulation in the Netherlands, the Euronext Amsterdam Daily Official List and on SNS Securities N.V. website at www.snssecurities.nl/diamonds no later than on the fifteenth day prior to the day of the meeting. The advertisement will contain the agenda and the contents of all documents cognizance of which is of importance to the holders of DIAMONDS trading on Euronext Amsterdam for the purposes of the agenda or an indication of that and where these documents may be obtained in Amsterdam free of charge.

A copy of the semi-annual reports of the Trust will be made within nine (9) weeks following the end of the first half (1/2) of the Trust's fiscal year, and a copy of the Trust's annual report will be made within four (4) months following the end of the Trust's fiscal year. All such reports can be obtained free of charge at the offices of SNS Securities N.V. and on SNS Securities N.V.'s website at www.snssecurities.nl/diamonds. Announcement of the availability of the semi-annual and annual reports will be made through an advertisement in a national newspaper of wide circulation in the Netherlands and the Euronext Amsterdam Daily Official List.

Dividends on DIAMONDS trading on Euronext Amsterdam will be paid by the Trust in immediately available funds in US dollars.

Any dividends or other distributions on DIAMONDS will be announced through an advertisement in a national newspaper of wide circulation in the Netherlands and the Euronext Amsterdam Daily Official List. In those circumstances where the actual dividend amount is not available in time to allow for publication on the Ex-Dividend Date, on the Ex-Dividend Date, the Euronext Amsterdam Daily Official List will include the dividend amount estimated as of the day before the Ex-Dividend Date and the announcement in the national newspaper will specify that the actual dividend amount will be available from SNS Securities N.V.'s website at www.snssecurities.nl/diamonds prior to the opening of trading on Euronext Amsterdam.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of DIAMONDS.

Investors in the Trust are advised to review the Introduction Memorandum in its entirety and carefully consider the risk factors set out under the heading ‘‘RISK FACTORS’’ on pages 11 to 14 of the Prospectus, and to refer to the sections of this Supplemental Information Memorandum entitled ‘‘United

States Taxation’’ and ‘‘Netherlands Taxation’’ for a discussion of the tax consequences of an investment by Dutch investors in DIAMONDS.

A Financial Information Leaflet (Financiële Bijsluiter) is available with information about the Trust including the costs and risks associated with an investment in DIAMONDS. Investors are advised to obtain this leaflet and read it carefully before buying DIAMONDS.

ENQUIRIES

All enquiries about the Trust should be directed to DIAMONDS Trust, Series 1, c/o SNS Securities N.V., Nieuwezijds Voorburgwal 162, 1012 SJ Amsterdam, the Netherlands. Telephone 020 550 8509, telefax 020 427 3486.

The 2003, 2004 and 2005 annual reports of the Trust are incorporated by reference. Copies of these reports, the Introduction Memorandum, Trust Agreement, latest report(4) and Financial Information Leaflet can be obtained free of charge at the offices of SNS Securities N.V. or on SNS Securities N.V.'s website at www.snssecurities.n1/diamonds.

Additional information regarding DIAMONDS, including semi-annual reports may be obtained free of charge on SNS Securities N.V.'s website at www.snssecurities.nl/diamonds and at www.dowdiamonds.com.

(4)	This report, published on a daily basis, contains the information required by Article 49(3) of the DSII, including the composition and total value of the investments of the Trust, the number of outstanding DIAMONDS and the value per DIAMONDS unit.

UNITED STATES TAXATION

GENERAL

The following is a general description of the material US federal tax consequences of the ownership and disposition of DIAMONDS applicable to a holder of DIAMONDS (a) who, in the case of an individual, is neither a citizen of the US nor a resident for either US income or estate tax purposes, or (b) which, in the case of an entity, is not a corporation organised in the US or an estate or trust which is taxable by the US on all of its income regardless of source (a ‘‘non-resident holder’’).

This description is for general information purposes only and is based on the US Internal Revenue Code of 1986, as amended (‘‘Code’’), Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date hereof and all of which are subject to change. The tax treatment of a non-resident holder may vary depending upon his or her particular situation. Certain non-resident holders may be subject to special rules not discussed below. The discussion below does not address the effect of any state, local or foreign tax law on a non-resident holder, and does not address non-resident holders engaged in business in the US. Purchasers of DIAMONDS are advised to consult their own tax advisors with respect to an investment in DIAMONDS.

INCOME TAX CONSEQUENCES OF DIAMONDS OWNERSHIP

Ordinary Income Dividends

Subject to the discussion of the 2004 Jobs Act, below, dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) to non-resident holders are generally subject to US withholding tax at a rate of thirty percent (30%). The amount is generally withheld by the dividend paying agent from all dividend distributions.

In certain circumstances, the thirty percent (30%) withholding tax rate may be reduced pursuant to an income tax treaty. Treaty benefits are generally available only to persons that are qualified residents of a country with which the US has a treaty, and who provide an IRS Form W-8BEN certifying entitlement to such benefits. Pursuant to the US-Netherlands Income Tax Treaty, a qualified resident of the Netherlands who provides such certification will be subject to US withholding tax at a reduced rate of fifteen percent (15%).

The American Jobs Creation Act of 2004 (the ‘‘2004 Jobs Act’’), provides that for a limited time certain dividends designated by the Trust as ‘‘interest-related dividends’’ that are received by most non-resident holders (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from US withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to US tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by the Trust as ‘‘short-term capital gain dividends’’ that are received by certain non-resident holders (generally those not present in the United States for 183 days or more) will be exempt from US withholding tax. In general, short-term capital gain dividends are those that are derived from the Trust's short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, only to the taxable year of the Trust that began on November 1, 2005 and those that will begin on November 1, 2006 and November 1, 2007. The Trust does not expect to have significant amounts of interest-related dividends or short-term capital gain dividends. Purchasers of DIAMONDS are advised to consult their own tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.

Treatment of Capital Gain Distributions and Sales Proceeds

Capital gain distributions (distributions from the excess of net long-term capital gains over net short-term capital losses) to non-resident holders and proceeds from the sale of DIAMONDS by a non-resident holder will generally not be subject to US withholding tax.

BACKUP WITHHOLDING

The Trust may be required to withhold federal income tax at a current rate of 28% (‘‘backup withholding’’) from dividends and redemption proceeds paid to non-corporate shareholders. Generally, dividends paid to non-resident holders that are subject to the 30% federal income tax withholding described above under ‘‘Income Tax Consequences of DIAMONDS Ownership — Ordinary Income Dividends’’ are not subject to backup withholding. To avoid backup withholding on other dividends and redemption proceeds from the sale of DIAMONDS, non-resident holders should provide a properly completed IRS Form W-8BEN certifying their non-United States status. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a non-resident holder may be refunded or credited against such holder's US federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

In the case of a non-resident holder, the Trust must report to the IRS and such holder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the non-resident holder's country of residence.

US ESTATE TAX

The estate of an individual non-resident holder of DIAMONDS may be subject to US estate tax on the value of such DIAMONDS, which are considered US situs property for such purposes. An estate tax credit is currently available for the estates of non-residents, the effect of which is to exempt up to $60,000 of US situs property. US estate tax is imposed at graduated rates, the highest of which is currently forty-six percent (46%). If the non-resident holder is a domiciliary of a country with which the US maintains an estate tax treaty, DIAMONDS may be exempt from US estate tax. The US-Netherlands Estate Tax Treaty generally exempts DIAMONDS from US estate tax if the decedent was a domiciliary of the Netherlands.

The estate of a non-resident holder of DIAMONDS that is subject to US estate tax must generally file an IRS Form 706-NA (‘‘United States Estate and Generation-Skipping Transfer Tax Return—Estate of non-resident not a citizen of the US’’) within nine months of the non-resident holder's date of death. Subject to certain exceptions, if the estate takes a tax return position that any estate tax treaty of the US overrules or modifies any provision of the Code and thereby effects (or potentially effects) a reduction of estate tax, the estate must disclose such position on a statement attached to such return in the form required by US Treasury regulations. The requirement of attaching a statement to the estate tax return is generally satisfied by attaching an IRS Form 8833 (‘‘Treaty-Based Return Position Disclosure under Section 6114 or 7701(b)’’) to such return. If a tax return would not otherwise be required to be filed, a tax return must nevertheless be filed for purposes of making the required disclosures discussed above.

The US estate tax is a lien against a non-resident decedent's assets for ten years unless the tax is paid in full or otherwise provided for in accordance with US Treasury regulations. Upon payment in full (or provision for such payment) of the US estate tax liability, a transfer certificate will be issued permitting the non-resident decedent's assets to be transferred without liability.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the US and foreign tax consequences to them of an investment in DIAMONDS.

NETHERLANDS TAXATION

GENERAL

The following summary describes the principal Netherlands tax consequences of the acquisition, holding, redemption and disposal of DIAMONDS. This section solely addresses the situation of investors resident or deemed resident of the Netherlands (including the individual investor who has opted to be taxed as a resident of the Netherlands). This section does not purport to be a comprehensive description of all Netherlands tax considerations that may be relevant to a decision to acquire, hold or dispose of DIAMONDS. Each investor should consult his or her own professional tax advisor with respect to the tax consequences of an investment in DIAMONDS. The discussion of the principal Netherlands tax consequences of the acquisition, holding, redemption and disposal of DIAMONDS set forth below is included for general information only.

This summary is based on the Netherlands tax legislation, published case law, treaties, rules, regulations and similar documentation in force as at the date hereof without prejudice to any amendments introduced at a later date and implemented with or without retroactive effect.

For the purpose of the principal Netherlands tax consequences described herein, it is assumed that:

(i)	neither the Trust is, nor one or more companies whose shares are included in the Index are, a resident or deemed to be a resident of the Netherlands for Netherlands tax purposes;

(ii)	no individual holder of DIAMONDS (‘‘Individual Holder’’), alone, or together with his or her partner (statutorily defined term) or certain other related persons, directly or indirectly, holds (a) an interest of 5 percent (5%) or more of the total issued capital of the Trust or a company whose shares are included in the DJIA or of 5 percent (5%) or more of the issued capital of a certain class of DIAMONDS or a certain class of shares of a company whose shares are included in the DJIA, (b) rights to acquire, directly or indirectly, such interest or (c) certain profit sharing rights in the Trust or certain profit sharing rights in a company whose shares are included in the Index; and

(iii)	no corporate body holder of DIAMONDS (‘‘Corporate Holder’’), either directly or indirectly, holds an interest of 5 percent (5%) or more of the total issued capital of the Trust or a company whose shares are included in the DJIA, nor together with a related company (statutory defined term), holds an interest of 25 percent (25%) of the total issued capital of the Trust or of the total issued capital of a company whose shares are included in the DJIA.

DIVIDEND WITHHOLDING TAX

Distributions from the Trust are not subject to Netherlands dividend withholding tax.

CORPORATE INCOME TAX AND INDIVIDUAL INCOME TAX

Corporate Holders

If a Corporate Holder is subject to Netherlands corporate income tax and the DIAMONDS are attributable to its (deemed) business assets, distributions on the DIAMONDS and the gains realised upon the disposal, transfer or alientation of the DIAMONDS are generally taxable in the Netherlands.

Special rules apply to Corporate Holders that are Netherlands qualifying pension funds, Netherlands investment institutions (as defined in Article 28 of the Corporate Income Tax Act 1969) and other entities that are exempt from Netherlands corporate income tax.

In general, the US dividend withholding tax which is withheld with respect to distributions made by the Trust will be creditable for Netherlands corporate income tax purposes in the hands of the beneficial owner of the DIAMONDS.

Individual Holders

Distributions derived from the Trust and actual gains realised upon the disposal, transfer or alienation of DIAMONDS by an Individual Holder are subject to individual income tax at the progressive rates, the maximum being 52 percent (52%), if:

(i)	the Individual Holder has an enterprise or an interest in an enterprise, to which enterprise or part thereof, as the case may be, DIAMONDS are attributable; or

(ii)	such income or gains qualify as income from miscellaneous activities (resultaat uit overige werkzaamheden) within the meaning of Section 3.4 of the Income Tax Act 2001, which include activities with respect to DIAMONDS that exceed ‘‘regular, active portfolio management’’ (normaal, actief vermogensbeheer).

If neither condition (i) nor condition (ii) applies to the Individual Holder, the actual distributions derived from DIAMONDS and the actual gains realised upon the disposal, transfer or alienation of DIAMONDS will not be taxable as such. Instead, such Individual Holder will be taxed at a flat rate of 30 percent (30%) on deemed income from ‘‘savings and investments’’ (sparen en beleggen) within the meaning of Section 5.1 of the Income Tax Act 2001. This deemed income amounts to 4 percent (4%) of the average of the individual's ‘‘yield basis’’ (rendementsgrondslag) within the meaning of Article 5.3 of the Income Tax Act 2001 at the beginning of the calendar year and the individual's yield basis at the end of the calendar year, insofar as the average exceeds a certain threshold. The fair market value of DIAMONDS on 1 January and 31 December of each year will be included in the individual's yield basis. The fair market value on 31 December is determined by reference to the closing market price on Euronext on 31 December and this closing market price will also be used as the reference value for 1 January of the subsequent year.

In general, the US dividend withholding tax which is withheld with respect to distributions made by the Trust will be creditable for Netherlands individual income tax purposes in the hands of the beneficial owner of the DIAMONDS.

GIFT AND INHERITANCE TAXES

Generally, gift and inheritance taxes will be due in the Netherlands in connection with the acquisition of DIAMONDS by way of gift by, or on the death of, a holder of DIAMONDS who is a resident or deemed to be a resident of the Netherlands at the time of the gift or of his or her death.

An individual of the Netherlands nationality is deemed to be a resident of the Netherlands for the purpose of the Netherlands gift and inheritance tax if he or she has been a resident of the Netherlands during the ten years preceding the gift or of his or her death. An individual of any other nationality is deemed to be a resident of the Netherlands for the purpose of the Netherlands gift tax only if he or she has been residing in the Netherlands at any time during the twelve months preceding the time of the gift. Applicable tax treaties may override deemed residency.

VALUE ADDED TAX (VAT)

No Netherlands VAT should arise in respect of the issuance, transfer or redemption of DIAMONDS or with regard to distributions on DIAMONDS.

OTHER TAXES AND DUTIES

No capital tax, net wealth tax, registration tax, customs duty, transfer tax, stamp duty or any other similar documentary tax or duty will be due in the Netherlands by an Individual Holder or a Corporate Holder in respect of or in connection with the subscription, issue, placement, allotment or delivery of DIAMONDS.

GENERAL AND STATUTORY INFORMATION

CURRENCY

All valuations set forth in the Introduction Memorandum, semi-annual and annual reports and other communications or materials provided by the Trust or the Sponsor shall be stated in US Dollars ($).

PAYING AGENT

The Trust has appointed SNS Securities N.V. as the Netherlands paying agent with respect to the offering of DIAMONDS in the Netherlands.

LISTING

DIAMONDS are listed on Euronext Amsterdam. Trading takes place within the NextTrack Segment. SNS Securities N.V. is acting as the listing agent for DIAMONDS for the listing on Euronext Amsterdam.

CLEARING AND SETTLEMENT

DIAMONDS have been accepted for settlement through Euroclear Netherlands.

ISIN code: US2527871063

Security code: 44531

NOTICES

Any notice regarding DIAMONDS shall be validly given if published in the Euronext Amsterdam Daily Official List and in at least one national newspaper of wide circulation in the Netherlands. Any such notice shall be deemed to have been given on the date of publication or, if published more than once, on the date of the first publication.

SNS Securities N.V. will make available free of charge to investors in the Netherlands investor communications from the Trust, including semi-annual and annual reports, prospectuses and communications and materials relating to investor meetings.

TOTAL EXPENSE RATIO OF THE TRUST SINCE INCEPTION

This chart shows the total expense ratio of the Trust (after rebates, Trustee's earning credits and waivers) for each of the fiscal years since the commencement of its operations on January 14, 1998.

Total Expense Ratio of the Trust

For Fiscal Year Ended 10/31/2005	For Fiscal Year Ended 10/31/2004	For Fiscal Year Ended 10/31/2003	For Fiscal Year Ended 10/31/2002	For Fiscal Year Ended 10/31/2001	For Fiscal Year Ended 10/31/2000	For Fiscal Year Ended 10/31/1999	For Fiscal Year Ended 10/31/1998
0.17%	0.18%	0.18%	0.18%	0.17%	0.17%	0.18%	0.18%

•	The total expense ratio is post-calculated at least once a year by dividing the total costs by the average intrinsic value of the DIAMONDS Trust.

•	Ordinary operating expenses do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the DIAMONDS Trust or the Trustee may be a party.

STOCK MOVEMENT INFORMATION CHART:
DAILY CLOSING PRICE OF A DIAMONDS UNIT VS.
DAILY CLOSING INDEX LEVEL OF THE DJIA VS.
DAILY NAV OF A DIAMONDS UNIT
FOR THE PREVIOUS CALENDAR YEAR

Sources:	The daily NAV and daily closing price of the Trust were provided by the Amex and the daily closing index level for the DJIA was provided by Bloomberg. Although information contained in the Stock Movement Information Chart above has been obtained from sources deemed to be reliable, all information is provided ‘‘as is’’ without warranty of any kind. Because of the possibility of human and mechanical errors, as well as other factors, the Sponsor is not responsible for any errors or omissions in the information contained in the Stock Movement Information Chart above.

PORTFOLIO TURNOVER RATE

DIAMONDS portfolio turnover rate is 15.42% for the fiscal year ended October 31, 2005. Pursuant to Article 12 of the Further Regulation on the Financial Information Leaflet 2002 (Nadere regeling financi|$$|Adele bijsluites 2002), as amended this portfolio turnover rate is calculated by dividing the total of security transactions (security purchases + security sales = total 1) less the total transactions (issue + purchase = total 2) in units by the average intrinsic value of the investment institution (X) according to the formula: [(total 1 − total 2)/X]* 100.

Pursuant to the formula promulgated under the U.S. Investment Company Act of 1940, as amended, DIAMONDS portfolio turnover rate is 7.69% for the fiscal year ended October 31, 2005. This portfolio turnover rate is calculated by dividing the lesser of purchases or sales by the monthly average value of the portfolio * 100.

LEGAL PROCEEDINGS

As of the date of this Supplemental Information Memorandum, the Trust is not involved in any legal proceedings which might have an impact on the Trust's future financial situation.

MATERIAL CHANGES

There are no material changes since the last full financial year.

STATEMENT IN ACCORDANCE WITH ARTICLE 41(3)

The Sponsor believes that it and the Trust comply with the applicable requirements of the Dutch Act on the Supervision of Collective Investment Schemes (Wet toezicht beleggingsinstellingen) and the rules promulgated thereunder and that the Introduction Memorandum complies with the applicable provisions of the Dutch Decree on the Supervision of Collective Investment Schemes (Besluit toezicht beleggingsinstellingen) and the rules promulgated thereunder.

To the Trustee of
DIAMONDS Trust, Series I

Auditors' report

Introduction

In accordance with your instructions we have taken cognisance of the prospectus of DIAMONDS Trust, Series I, with the aim of establishing whether this prospectus at least contains the information which, to the extent applicable, is required to be included therein pursuant to section 41.3 of the Netherlands Decree on the Supervision of Investment Institutions. This prospectus is the responsibility of the Trustee. Our responsibility is to express an opinion pursuant to section 41.4 of the Netherlands Decree on the Supervision of Investment Institutions.

Scope

Based on auditing standards generally accepted in the Netherlands, we are required to plan and perform our procedures to obtain assurance that this prospectus at least contains the information which, to the extent applicable, is required pursuant to Appendix B to the Netherlands Decree on the Supervision of Investment Institutions. Unless expressly stated otherwise in this prospectus, the information included in this prospectus has not been audited. We believe that our procedures provide a reasonable basis for our opinion.

Opinion

In our opinion, this prospectus at least contains the information which, to the extent applicable, is required pursuant to section 41.3 of the Netherlands Decree on the Supervision of Investment Institutions.

Rotterdam, June 30, 2006

PricewaterhouseCoopers Accountants N.V.

drs. S. Barendregt-Roojers RA